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                                                                  EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


               AGREEMENT made and entered into this 24th day of July, 1996 (this "Agreement"), among CUC INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware ("Parent"), and the shareholders named on the signature pages hereto (the "Shareholders").

                               W I T N E S E T H :
                               -----------------
               WHEREAS, in order to induce DAVIDSON & ASSOCIATES, INC. (the "Company") to enter into a certain Agreement and Plan of Merger, dated as of February 19, 1996, among the Company, Parent and STEALTH ACQUISITION II CORP. (the "Merger Agreement"), Parent and the Shareholders have agreed to enter into this Agreement with respect to Parent's common stock, $.01 par value ("Parent Common Stock") to be received (i) by the Shareholders in the merger (the "Merger") in exchange for the shares of common stock of the Company beneficially owned by them on the date hereof and (ii) by certain of the Shareholders pursuant to the Agreement of Sale, dated the date hereof, between such Shareholders and Parent with respect to the sale of certain real property; and

               WHEREAS, it is intended by Parent and the Shareholders that this Agreement shall become effective immediately upon the issuance to the Shareholders of Parent Common Stock pursuant to the Merger;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Parent and the Shareholders, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Merger Agreement.





































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     2.   REGISTRATION RIGHTS.

               (a)  Registration Upon Request.  (i)  At any time, and from
                    -------------------------
     time to time, commencing with the Effective Date and ending six years thereafter (the "Effective Period"), upon the written request of any Qualified Holder(s) (as hereinafter defined) requesting that Parent effect the registration under the Securities Act of 1933, as amended (the "Securities Act") of Registrable Securities (as hereinafter defined), which, in the aggregate, constitute at least 2,000,000 shares of Parent Common Stock for each registration hereunder, Parent shall use its best efforts to register under the Securities Act (a "Demand Registration"), as expeditiously as may be practicable (but not until there are publicly available financial statements reflecting at least 30 days of combined operations of Parent and the Company), the Registrable Securities which Parent has been requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the methods intended by the sellers thereof; provided that (A) no Qualified Holder(s) shall be
                          --------
     permitted to exercise a Demand Registration within three months of the effective date of any registration statement for equity securities of Parent (other than on Form S-4 or Form S-8 or any successor or similar form) and (B) Parent shall not be required to effect any registration if Parent reasonably determines the sale of the Registrable Securities reasonably likely would cause the Merger not to be accounted for as a "pooling of interests". An exercise of a Demand Registration right will not count as the use of such right unless the registration statement to which it relates is declared effective under the Securities Act and remains effective for a period (not less than 30 days) sufficient to allow for the orderly sale of the Registrable Securities covered thereby, except that such exercise shall count if such registration statement is withdrawn because (a) the Qualifying Holders, for any reason whatsoever, determine not to proceed with such registration and (b) the Qualifying Holders do not reimburse Parent for all Registration Expenses (as hereinafter defined) incurred in connection with the preparation and filing of such registration statement.

                    (ii) It is hereby agreed that (A) if Parent shall have previously effected a Demand Registration pursuant to this Section 2(a), it shall not be required to effect a subsequent Demand Registration until a period of at least 120 days shall have elapsed from the effective date of the registration statement used in connection with such previous Demand Registration and (B) Parent shall not be required to effect more than three Demand Registrations pur-suant to this Section 2(a) during any thirty-six month period during the Effective Period.

                    (iii) If any underwritten Demand Registration pursuant to this Section 2(a) is proposed to be effected by means of the use of Form S-3 (or any similar short-form registration statement which is a successor to Form S-3) and the Managing Underwriter (as






















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     hereinafter defined) shall advise Parent in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be effected by the use of such other permitted form.

                    (iv) As used in this Agreement, the term "Registrable Securities" means any and all (i) shares of Parent Common Stock received by the Qualified Holders in the Merger in exchange for the shares of common stock of the Company beneficially owned by them on the date hereof and any shares of Parent Common Stock received by a Qualified Holder pursuant to the Agreement of Sale, dated the date hereof, between such Qualified Holder and Parent with respect to the sale of certain real property and (ii) any other securities issued or issuable with respect to any shares of Parent Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination, exchange, reorganization, recapitalization or reclassification of Parent securities, or pursuant to a merger, consolidation or other similar business combination transaction involving Parent. Reference in this Section 2(a) to specified numbers of shares shall be equitably adjusted to reflect any such occurrences referred to in the preceding sentence.

                    (v) As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the methods contemplated by the registration statement, (b) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (c) such securities shall have been transferred, new certificates evidencing such securities without legends restricting further transfer shall have been delivered by Parent, and subsequent public distribution of such securities shall neither require registration under the Securities Act nor qualification (or any similar filing) under any state securities or "blue sky" law then in effect, or (d) such securities shall have ceased to be issued and outstanding.

                    (vi) The term "Qualified Holder(s)" means any Shareholder and those succeeding to the interest of such holder by gift or by virtue of the laws of descent and distribution. The term "Majority Qualified Holders" means a majority in interest of the Qualified Holders participating in a registration of Registrable Securities pursuant hereto.

                    (vii) It is hereby further agreed that with respect to any Demand Registration requested pursuant to this Section 2(a) Parent may defer the filing or effectiveness of any registration statement related thereto for a reasonable period of time not

























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     to exceed 90 days after such request if (A) Parent is, at such time, working on an underwritten public offering of Parent Common Stock ("Parent Common Stock Offering") and is advised by its managing underwriter(s) that such offering would in its or their opinion be adversely affected by such filing or (B) Parent determines, in its good faith and reasonable judgment, that any such filing or the offering of any Registrable Securities would materially impede, delay or interfere with any material proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Parent; provided that, with respect to clause
                                   -------- ----
     (B), Parent gives the Qualified Holders written notice of such determination; and provided further, however, with respect to both
                        -------- -------  -------
     clauses (A) and (B), Parent shall not be entitled to postpone such filing or effectiveness if, within the preceding 12 months, it had effected two postponements pursuant to this paragraph (vii) and, following such postponements, the Registrable Securities to be sold pursuant to the postponed registration statements were not sold (for any reason); provided further, however, that, during the period
                  -------- -------  -------
     commencing on the date hereof and ending 120 days after the date hereof, Parent shall not so defer the filing or effectiveness of the first Demand Registration requested pursuant to this Section 2(a) for more than 30 days. Parent agrees that the Effective Period shall be extended by a period which is not less than the aggregate number of days included in the periods during which Parent deferred the filing or effectiveness of a registration statement as provided above (each, a "Suspension Period"). A Suspension Period shall commence on and include the date on which Parent provides such written notice and shall end on the date when the affected registration statement is filed or declared effective.

               (b)  Piggyback Registration.
                    ----------------------
                    (i) If at any time Parent proposes to register shares of Parent Common Stock under the Securities Act for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time promptly give written notice to all Qualified Holders of its intention to do so, of the registration form of the Commission that has been selected by Parent and of rights of Qualified Holders under this Section 2(b) (the "Section 2(b) Notice"). Parent will use its best efforts to include in the proposed registration all Registrable Securities that Parent is requested in writing, within 15 days after the Section 2(b) Notice is given, to register by the Qualified Holders thereof; provided, however, that (i)
                                                --------  -------
     if, at any time after giving written notice of its intention to register shares of Parent Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register such equity securities, Parent may, at its election, give written notice of such determination to all Qualified Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such


















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     abandoned registration, without prejudice, however, to the rights of
     Qualified Holders under Section 2(a) hereof and (ii) in case of a determination by Parent to delay registration of Parent Common Stock, Parent shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such Parent Common Stock. No registration effected under this Section 2(b) shall relieve Parent of its obligations to effect a Demand Registration under Section 2(a) and, notwithstanding anything to the contrary in Section 2(a), no Qualified Holder shall have the right to require Parent to register any Registrable Securities pursuant to
     Section 2(a) until the later of (A) the completion of the distribution of the securities offered and registered pursuant to the Section 2(b) Notice and (B) 90 days after the date each registration statement effected under this Section 2(b) is declared effective.

                    (ii) Parent shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2(b); provided, however, that Parent shall
                                    --------  -------
     not be required to pay, and the Qualified Holders shall pay, regardless of whether the registration statement becomes effective, all fees and out-of-pocket expenses of counsel selected by the Qualified Holders, all transfer taxes, any fees or disbursements of the Managing Underwriters and their counsel, participating underwriters and brokers-dealers and any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities pursuant to this Section 2(b).

                    (iii) If the Managing Underwriter for a registration pursuant to this Section 2(b) that involves an underwritten offering shall advise Parent (Parent hereby agreeing to request that such advice be written) that, in its opinion, the inclusion of the amount and kind of Registrable Securities to be sold for the account of Qualified Holders would adversely affect the price per unit Parent will derive from the offering or otherwise materially and adversely affect the success of the offering for Parent, then the number and kind of Registrable Securities to be sold for the account of such Qualified Holders shall be reduced (and may be reduced to zero) in accordance with the Managing Underwriter's recommendation to the minimum extent necessary to eliminate such adverse effect. If the number of Registrable Securities to be included in any registration is reduced (but not to zero), the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Qualified Holders and any other shareholders of Parent who may hold registration rights ("Other Holders") with respect to shares of Parent Common Stock ("Other Shares"), on the basis of the relative number of shares of such Registrable Securities or Other Shares each such Qualified Holder or Other Holder has requested to be included in such registration. If, as a result of the proration provisions of this Section 2(b), any Qualified Holder shall not be entitled to include all Registrable























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     Securities in a registration pursuant to this Section 2(b) that such
     Qualified Holder has requested be included, such Qualified Holder may elect to withdraw its Registrable Securities from the registration; provided, however, that such withdrawal election shall be irrevocable
     --------  -------
     and, after making a withdrawal election, a Qualified Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal election was made.

                    (iv) Notwithstanding anything in this Section 2(b) to the contrary, Qualified Holders shall not have any right to include their Registrable Securities in any distribution or registration of Parent Common Stock by Parent, which is a result of a merger, consolidation, acquisition, exchange offer (or other offering of securities solely to Parent's existing stockholders), recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan, or any similar transaction having the same effect.

               (c)  Registration Procedures.  If and whenever Parent is
                    -----------------------
     required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Parent shall, as expeditiously as practicable:

                    (i) prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement on a form which is available for the sale of Registrable Securities by the holders thereof in accordance with the intended methods of distribution thereof (including such audited financial statements as the Board of Directors of Parent may, in good faith, deem appropriate) and reasonably acceptable to the holders of Registrable Securities participating therein, and use its best efforts to cause such registration statement to become and remain effective under the Securities Act for not less than a period of 30 days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 30-day period); provided,
                                                                 --------
      however, that (A) with respect to any request for registration
      -------
     pursuant to Section 2(a) made within the period commencing 60 days next preceding the end of Parent's fiscal year and ending 90 days after the end of Parent's fiscal year, if Parent is not then eligible to effect a registration under the Securities Act by use of Form S-3 (or other comparable short-form registration statement), Parent shall be entitled to delay such registration until ten days after the earlier of (1) such time as Parent receives audited financial statements for such fiscal year and (2) the expiration of 90 days after the last day of such fiscal year and (B) in no event shall Parent be required in connection with any request for registration pursuant to Section 2(a) to cause to be prepared or to release, other than in the ordinary course of business consistent with past practices, audited financial statements of Parent;





















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                    (ii)  prepare and file with the Commission such
     amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to complete the offering and the distribution of the securities covered thereby (but, in no event, longer than 30 days after such registration statement becomes effective) in each case exclusive of any period during which the prospectus used in connection with such registration statement shall not comply with the requirements of Section 10 of the Securities Act; and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during said 30-day period;

                    (iii) furnish to each seller of Registrable Securities and each underwriter of the securities being sold by such seller,
     (A) such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act), and (C) such number of copies of other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the methods intended by the sellers thereof;

                    (iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any seller and each underwriter of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such seller and underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, Parent shall not, by virtue of
                         --------  -------
     this Agreement, be required to qualify generally to do business as a foreign corporation, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this Section 2(c), be obligated to be qualified;

                    (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof;



























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                    (vi)  notify each seller of any Registrable Securities
     covered by such registration statement and the Managing Underwriter (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), if any, promptly and, if requested by any such person, confirm such notification in writing,
     (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and Parent shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by Parent of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and Parent shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event which requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and Parent shall promptly prepare and furnish to such seller and Managing Underwriter a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of Parent's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Each holder of Registrable Securities agrees that, such holder will, as expeditiously as possible, notify Parent at any time when a prospectus relating to a registration statement covering such seller's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of the kind described in this Section 2(c)(vi) as a result of any information provided by such seller for inclusion in such prospectus included in such registration statement and, at the request of Parent, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information provided by such seller shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice






















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     from Parent of the occurrence of any event of the kind described in clause (E) of this Section 2(c)(vi), such holder shall forthwith discontinue such holder's offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause (E) of this Section 2(c)(vi) and, if so directed by Parent, shall deliver to Parent, at Parent's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in such holder's possession. In the event Parent shall provide any notice of the type referred to in the preceding sentence, the 30-day period mentioned in Sections 2(c)(i) and 2(c)(ii) shall be extended by the number of days from and including the date such notice is provided, to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received copies of the corrected prospectus contemplated by clause (E) of this Section 2(c)(vi), plus an additional seven days;

                    (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of twelve months beginning with the first day of Parent's first fiscal quarter next succeeding the effective date of the registration statement, which earnings statement shall satisfy the provisions of
     Section 11(a) of the Securities Act;

                    (viii) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by Parent are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange;

                    (ix) engage and provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                    (x) in the case of a Demand Registration effected pursuant to Section 2(a) and at the request of the Majority Qualified Holders, enter into one or more underwriting agreements (in customary form and substance and including customary representations and warranties of Parent, indemnities and contribution) and take all such other actions as the holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof; it being hereby acknowledged and agreed that the selection of any Managing Underwriter(s) shall be made by the Majority Qualified Holders with the consent of Parent (Parent shall be entitled to withhold consent in its sole discretion to any
























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     Managing Underwriter(s), except, in the case of any Demand
     Registration, consent may not be withheld as to Smith Barney Inc.;

                    (xi) use its reasonable efforts to obtain an opinion from counsel to Parent, and a "cold comfort" letter from an independent certified public accounting firm of national recognition and standing who have certified Parent's financial statements included in the registration statement or any amendment thereto, in each case in form and substance reasonably satisfactory to the Majority Qualified Holders, and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the Majority Qualified Holders shall reasonably request; and

                    (xii) permit any holder of Registrable Securities, which holder, in its reasonable judgment, might be deemed to be a "control person" of Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to participate in the preparation of such registration statement and include therein material, furnished to Parent in writing which, in the reasonable judgment of such holder and its counsel, is required to be included therein.

               (d)  Registration Expenses.  Except as otherwise provided in
                    ---------------------
     Section 2(b)(ii) or in this Section 2(d), whether or not any registration statement prepared and filed pursuant to this Section 2 is declared effective by the Commission (except where a Demand Registration is terminated, withdrawn or abandoned at the written request of the Majority Qualified Holders), Parent shall pay all expenses incident to Parent's performance of or compliance with the registration requirements of this Agreement, including, without limitation, the following: (A) all Commission and any NYSE registration and filing fees and expenses; (B) any and all expenses incident to its performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Parent personnel or other general overhead expenses of Parent, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by Parent in the ordinary course of its business; (C) all listing, transfer and/or exchange agent and registrar fees; (D) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws including reasonable fees and disbursements of counsel for the underwriters in connection therewith; (E) printing expenses; (F) messenger and delivery expenses; and (G) fees and out-of-pocket expenses of counsel for Parent and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by Parent (collectively, clause (A) through (G),
     "Registration Expenses"); provided, however, that Parent shall not be
                               --------  -------
     required to pay, and the Qualified Holders shall pay, (1) 50% of all Registration Expenses (other than those described in clause (B) above)
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     Registrations after the third Demand Registration and (2) all fees and out-of-pocket expenses of counsel selected by the Qualified Holders, any fees or disbursements of Managing Underwriters and their counsel, participating underwriters and brokers-dealers or any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities.

               (e)  Indemnification; Contribution.
                    -----------------------------
                    (i) Parent hereby agrees to indemnify and hold harmless to the fullest extent permitted by law, each holder (a "Participating Holder") of Registrable Securities registered pursuant to Section 2(a) or Section 2(b) hereof, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act, common law and otherwise) (collectively, "Claims"), joint or several, which arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Participating Holder's Registrable Securities are offered (collectively, "Security Filings"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and Parent has previously furnished copies thereof to any Participating Holder seeking such indemnification and to the underwriters of the registration in question and the Participating Holder and/or the underwriters shall have failed to deliver such final prospectus to the purchaser of securities), or contained in the final prospectus (as amended or supplemented if Parent shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which Parent is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; and Parent shall, and it hereby agrees to, reimburse such holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim provided, however, that such indemnification shall not
                --------  -------
     extend to any Claims which are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to Parent by such Participating holder specifically for use in any such Security Filing.

                    (ii) In the case of an underwritten offering in which the registration statement covers Registrable Securities, Parent agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the holders of Registrable Securities; provided,
                                                               --------
      however, Parent shall not be required to indemnify any such
      -------
     underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is sought results from such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such person, if such statement or omission was in fact corrected in such final prospectus.

                    (iii) Each Participating Holder shall furnish to Parent in writing such information regarding such holder and the intended method of distribution as shall be reasonably requested by Parent and as required by law or the Commission for use in any Security Filing (and Parent may exclude from registration the Registrable Securities of any such Participating Holder if such holder fails to furnish such information with a reasonable time after receiving such request) and hereby indemnifies jointly and severally, to the fullest extent permitted by law, Parent, its officers and directors and each person, if any, who controls Parent within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Claims resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided,
                                                                  --------
      however, each such holder shall be liable hereunder if and only to
      -------
     the extent that any such Claim arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such holder, which is requested by Parent and furnished in writing to Parent by such holder specifically for use in any such Security Filing.

                    (iv) In the case of an underwritten offering of Registrable Securities, each Participating Holder shall enter into an underwriting agreement in customary form and substance with such underwriters, and agree to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to indemnification by such holder to Parent, but subject to the same limitation as provided in Section 2(e)(ii) with respect to indem-nification by Parent of such underwriters, officers, directors and control persons.

                    (v) Any person seeking indemnification under the provisions of this Section 2(e) shall, promptly after receipt by such person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, however, the
                                                    --------  -------
      failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this
     Section 2(e) (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indem-nifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (C) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (B) or
     (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

                    (vi) If the indemnification from the indemnifying party as provided in this Section 2(e) is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by and the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(e)(v) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(c) were determined by pro rata allocation or by any other method of allocation other than as described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               If, however, indemnification is available under this Section 2(e), the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 2(e)(i) through 2(e)(v) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

               (f)  Certain Requirements in Connection with Registration
                    ----------------------------------------------------
     Rights.  In the case of a Demand Registration pursuant to Section
     ------
     2(a), if the holders of securities initially requesting such Demand Registration have determined to enter into one or more underwriting agreements in connection therewith, all shares constituting Registrable Securities to be included in such Demand Registration shall be subject to such underwriting agreements and no person may participate in such Demand Registration unless such person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements, "lock up" letters and other documents which are reasonable and customary under the circumstances.

     3.   RULE 144.

               Parent shall comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Qualified Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation).

     4.   NOTICES.

               Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon any person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail (return receipt requested, postage prepaid), or by overnight mail, courier, or delivery service or by telecopy and confirmed by telecopy addressed as follows:

               (a)  If to Parent, to:
                    ----------------
                    CUC International Inc.
                    707 Summer Street
                    Stamford, Connecticut  06901
                    Telephone:     (203) 324-9261
                    Facsimile:     (203) 977-8501
                    Attention:  Amy N. Lipton, Esq.

                       - With a copy to -

                    Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, New York  10153
                    Telephone:     (212) 310-8000
                    Facsimile:     (212) 310-8007
                    Attention:  Howard Chatzinoff, Esq.

               (b)  If to the Shareholders, to:
                    --------------------------
                    c/o:  Robert M. Davidson and
                    Janice G. Davidson
                    c/o Davidson & Associates, Inc.
                    19840 Pioneer Avenue
                    Torrance, CA 90503
                    Tel: (310) 793-0600
                    Facsimile: (310) 793-0601

     with a copy to:     Gibson, Dunn & Crutcher
                    333 South Grand Avenue
                    Los Angeles, California  90071
                    Telephone (213) 229-7000
                    Facsimile:  (213) 229-7520
                    Attention:  Peter F. Ziegler, Esq.

     or at such other address as may be substituted by notice delivered as provided herein. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on (i) the date on which personally delivered, with receipt acknowledged, (ii) the date on which telecopied and confirmed by telecopy answerback, (iii) the next business day if delivered by overnight or express mail, courier or delivery service, or (iv) three business days after the same shall have been deposited in the United States mail, as the case may be. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     5.   ENTIRE AGREEMENT.

               This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by Parent on the one hand, and the holders of a majority of the Registrable Securities on the other hand.

     6.   SUCCESSORS.

               This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     7.   PARAGRAPH HEADINGS.

               The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

     8.   APPLICABLE LAW.

               This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

     9.   SEVERABILITY.

               If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     10.  SPECIFIC PERFORMANCE.

          Parent acknowledges that it would be impossible to determine the amount of damages that would result from any breach by it of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each Shareholder shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain Parent from violating any of, such provisions. In connection with any action or proceeding for injunctive relief, Parent hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have such provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of this Agreement.

     11.  ARBITRATION.

               Any controversy, dispute or claim arising out of or relating to this Agreement or the breach hereof which cannot be settled by mutual agreement shall be finally settled by arbitration as follows:
     Any party who is aggrieved shall deliver a notice to other party setting forth the specific points in dispute. Any points remaining in dispute twenty (20) days after the giving of such notice shall be submitted to arbitration in New York, New York, or Los Angeles, California, whichever the complaining party may choose, to JAMS/Endispute, before a single arbitrator (who shall be an attorney expert in the federal securities laws) appointed in accordance with JAMS/Endispute's Arbitration Rules, modified only as herein expressly provided. The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings. The decision of the arbitrator on the points in dispute will be final, unappealable and binding and judgment on the award may be entered in any court having jurisdiction thereof. The arbitrator will be authorized to apportion its fees and expenses and the reasonable attorney's fees and expenses of Parent and the Qualified Holder(s) as the arbitrator deems appropriate. In the absence of any such apportionment, the fees and expense of the arbitrator will be borne equally by each party, and each party will bear the fees and expenses of its own attorney. The parties agree that this clause has been included to rapidly and inexpensively resolve any disputes between them with respect to this Agreement, and that this clause shall be grounds for dismissal of any court action commenced by either party with respect to this Agreement, other than post-arbitration actions seeking to enforce an arbitration award. The parties shall keep confidential, and shall not disclose to any person, except as may be required by law, the existence of any controversy hereunder, the referral of any such controversy to arbitration or the status or resolution thereof. Notwithstanding the provisions of this Section 11, nothing contained herein shall prevent either party from seeking specific performance of the provisions of this Agreement pursuant to Section 10 in any court having jurisdiction over any matter in dispute under this Agreement.

     12.  NO WAIVER.

               The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     13.  COUNTERPARTS.

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        CUC INTERNATIONAL INC.


                                        By: /s/ E. Kirk Shelton
                                           ---------------------------
                                        Name: E. Kirk Shelton
                                        Title:  President

     ROBERT M. DAVIDSON                 By: /s/ Robert M. Davidson
                                           ---------------------------
     CHARITABLE REMAINDER TRUST         Robert M. Davidson


     By: /s/ Robert M. Davidson         By: /s/ Janice G. Davidson
        ---------------------------        ---------------------------
     Robert M. Davidson, Trustee        Janice G. Davidson


     JANICE G. DAVIDSON                 ELIZABETH A. DAVIDSON TRUST
     CHARITABLE REMAINDER TRUST
                                        By: /s/ Robert M. Davidson
                                           ---------------------------
     By: /s/ Janice G. Davidson         Robert M. Davidson, Co-Trustee
        ---------------------------
     Janice G. Davidson, Trustee

                                        By: /s/ Janice G. Davidson
                                           ---------------------------
                                        Janice G. Davidson, Co-Trustee


     JOHN R. DAVIDSON TRUST             EMILIE A. DAVIDSON TRUST


     By: /s/ Robert M. Davidson         By: /s/ Robert M. Davidson
        ----------------------------       ---------------------------
     Robert M. Davidson, Co-Trustee     Robert M. Davidson, Co-Trustee


     By: /s/ Janice G. Davidson         By: /s/ Janice G. Davidson
        ----------------------------       ---------------------------
     Janice G. Davidson, Co-Trustee     Janice G. Davidson, Co-Trustee





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